ADVISORY AGREEMENT among COTTONWOOD COMMUNITIES, INC. and COTTONWOOD COMMUNITIES O.P., LP and CC ADVISORS III, LLC August 13, 2019 WEST\287276844.2

TABLE OF CONTENTS Page 1. DEFINITIONS ................................................................................................................... 1  2. APPOINTMENT ............................................................................................................... 8  3. DUTIES OF THE ADVISOR ............................................................................................ 8  3.1 Organizational and Offering Services .................................................................... 8  3.2 Acquisition Services .............................................................................................. 8  3.3 Asset Management Services .................................................................................. 9  3.4 Stockholder Services ............................................................................................ 11  3.5 Other Services ...................................................................................................... 11  4. AUTHORITY OF ADVISOR ......................................................................................... 11  4.1 General ................................................................................................................. 11  4.2 Powers of the Advisor .......................................................................................... 12  4.3 Approval by the Board ......................................................................................... 12  4.4 Modification or Revocation of Authority of Advisor .......................................... 12  5. BANK ACCOUNTS ........................................................................................................ 12  6. RECORDS AND FINANCIAL STATEMENTS ............................................................ 12  7. LIMITATION ON ACTIVITIES .................................................................................... 13  8. FEES ................................................................................................................................ 13  8.1 Contingent Acquisition Fees ................................................................................ 13  8.2 Asset Management Fees ...................................................................................... 15  8.3 Contingent Financing Fees .................................................................................. 16  9. EXPENSES ...................................................................................................................... 17  9.1 General ................................................................................................................. 17  9.2 Advisor Expenses................................................................................................. 18  9.3 Limitation on Reimbursements ............................................................................ 18  10. VOTING AGREEMENT................................................................................................. 19  i WEST\287276844.2

11. RELATIONSHIP OF ADVISOR AND COMPANY; OTHER ACTIVITIES OF THE ADVISOR ............................................................................................................... 19  11.1 Relationship ......................................................................................................... 19  11.2 Time Commitment ............................................................................................... 19  11.3 Investment Opportunities and Allocation ............................................................ 19  12. THE COTTONWOOD COMMUNITIES NAME .......................................................... 20  13. TERM AND TERMINATION OF THE AGREEMENT ............................................... 20  13.1 Term ..................................................................................................................... 20  13.2 Termination by Either Party................................................................................. 20  13.3 Payments on Termination .................................................................................... 20  13.4 Duties of Advisor Upon Termination .................................................................. 20  14. ASSIGNMENT ................................................................................................................ 21  15. INDEMNIFICATION AND LIMITATION OF LIABILITY ........................................ 21  15.1 Indemnification .................................................................................................... 21  15.2 Limitation on Indemnification ............................................................................. 22  15.3 Limitation on Payment of Expenses .................................................................... 22  16. MISCELLANEOUS ........................................................................................................ 22  16.1 Notices ................................................................................................................. 22  16.2 Modification ......................................................................................................... 23  16.3 Severability .......................................................................................................... 23  16.4 Governing Law; Venue ........................................................................................ 23  16.5 Entire Agreement ................................................................................................. 23  16.6 Waiver .................................................................................................................. 23  16.7 Gender .................................................................................................................. 23  16.8 Titles Not to Affect Interpretation ....................................................................... 23  16.9 Counterparts ......................................................................................................... 23  16.10 Binding Effect ...................................................................................................... 24  ii WEST\287276844.2

ADVISORY AGREEMENT This Advisory Agreement (this “Agreement”), dated as of August 13, 2019 is entered into by and among Cottonwood Communities, Inc., a Maryland corporation (the “REIT”), Cottonwood Communities O.P., LP (the “Operating Partnership”) and CC Advisors III, LLC, a Delaware limited liability company (the “Advisor”). The Operating Partnership, the REIT and their subsidiaries are collectively referred to herein as the “Company.” W I T N E S S E T H WHEREAS, the Company desires to continue to avail itself of the knowledge, experience, sources of information, advice, assistance and certain facilities available to the Advisor and to have the Advisor undertake the duties and responsibilities hereinafter set forth, on behalf of, and subject to the supervision of, the board of directors of the REIT (the “Board”), all as provided herein; and WHEREAS, the Advisor is willing to undertake to render such services, subject to the supervision of the Board, on the terms and conditions hereinafter set forth. NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto agree as follows: 1. Definitions. The following defined terms used in this Agreement shall have the meanings specified below: “Acquisition Expenses” means any and all costs and expenses, excluding the fees payable to the Advisor pursuant to Sections 8.1 and 8.3, incurred by the Company, any Subsidiary, the Advisor or their Affiliates, in connection with the selection, acquisition or development of any Property, Loan or other Permitted Investment, whether or not acquired or originated, as applicable, including, without limitation, due diligence expenses, legal fees and expenses, travel and communications expenses, mortgage tax, escrow fees, loan origination fees and expenses, costs of appraisals, environmental and other third party reports, earnest money deposits and nonrefundable option payments on properties or other investments not acquired, accounting fees and expenses, and title insurance premiums, transfer taxes, transfer fees and recording fees and other customary acquisition closing costs. “Acquisition Fees” means the fees payable to the Advisor pursuant to Sections 8.1 and 8.3 plus all other fees and commissions, excluding Acquisition Expenses, paid by the Company or any of its Subsidiaries to any Person in connection with making or investing in any Property, Loan or other Permitted Investment or the purchase, development or construction of any Property by the Company or any of its Subsidiaries. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, Construction Fee, nonrecurring management fee, loan fees or points or any fee of a similar nature, however designated. Excluded shall be Development Fees and Construction Fees paid to Persons not Affiliated with the Advisor in connection with the actual development and construction of a Property. 1 WEST\287276844.2

“Advisor” means (i) CC Advisors III, LLC, a Delaware limited liability company, or (ii) any successor advisor to the Company. “Affiliate” or “Affiliated” means, with respect to any first Person, any of the following: (i) any other Person directly or indirectly controlling, controlled by, or under common control with such first Person; (ii) any other Person directly or indirectly owning, controlling, or holding with the power to vote 10% or more of the outstanding voting securities of such first Person; (iii) any legal entity for which such first Person acts as an executive officer, director, trustee, or general partner; (iv) any other Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such first Person; and (v) any executive officer, director, trustee, or general partner of such first Person. An entity shall not be deemed to control or be under common control with an Advisor-sponsored program unless (i) the entity owns 10% or more of the voting equity interests of such program or (ii) a majority of the board of directors (or equivalent governing body) of such program is composed of Affiliates of the entity. “Agreement” shall mean this Advisory Agreement between the Company and the Advisor, as amended from time to time. “Asset Management Fee” shall have the meaning set forth in Section 8.2. “Average Invested Assets” means, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in Properties, Loans and other Permitted Investments secured by real estate before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such book values at the end of each month during such period. “Average Issue Price” means the weighted average price at which shares were purchased in the primary portion of an Offering which shall be calculated as of the end of the month preceding the date upon which the calculation is being made. “Board” means the board of directors of the REIT, as of any particular time. “Bylaws” means the bylaws of the REIT, as amended from time to time. “Cash from Sales and Settlements” means the net cash proceeds realized by the Company (i) from the sale, exchange or other disposition of any of its assets or any portion thereof after deduction of all expenses incurred in connection therewith and (ii) from the prepayment, maturity, workout or other settlement of any Loan or Permitted Investment or portion thereof after deduction of all expenses incurred in connection therewith. In the case of a transaction described in clause (i) (C) of the definition of “Sale” and (i)(B) of the definition of “Settlement,” Cash from Sales and Settlements means the proceeds of any such transaction actually distributed to the Company from the Joint Venture or partnership. “Charter” means the articles of incorporation of the Company, as amended from time to time. 2 WEST\287276844.2

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time. “Company” shall mean the Operating Partnership, the REIT and their Subsidiaries. “Conflicts Committee” shall have the meaning set forth in the REIT’s Charter. “Construction Fee” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on a Property. “Contingent Acquisition Fee” shall have the meaning set forth in Section 8.1. “Contingent Financing Fee” shall have the meaning set forth in Section 8.3. “Dealer Manager” means (i) Orchard Securities, LLC, or (ii) any successor dealer manager to the Company. “Development Fee” means a fee for the packaging and/or development of a Property, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the Property, either initially or at a later date. “Director” means a member of the board of directors of the Company. “Distributions” means any distributions of money or other property by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes. “GAAP” means accounting principles generally accepted in the United States. “Gross Assets” means (i) the gross book value of the assets of the Company until such time as the Board has established a net asset value of the Company’s assets and (ii) after the Board has established a net asset value of the Company’s assets, the gross asset value of the assets of the Company based on such net asset value determination; provided that the value of any assets acquired after the establishment of a net asset value will be the gross book value of the assets until such assets are included in a net asset value determination. Under (i) or (ii), gross book value or gross asset value (as applicable) shall be determined based on the Company’s pro rata ownership interest in the underlying real estate (including the pro rata value of any budgeted development-related project costs and/or debt underlying any mezzanine loans, preferred equity, other real estate-related investments such as B-notes, and/or common equity investments) and other assets and liabilities, without regard to GAAP consolidation or equity method accounting principles. “Initial Public Offering” means the public offering of Shares registered on Registration Statement No. 333-215272 on Form S-11. 3 WEST\287276844.2

“Invested Capital” means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price, reduced by the total number of shares repurchased by the Company multiplied by the Average Issue Price. “Joint Venture” means any joint venture, limited liability company or other arrangement between the Company and a third party or an Affiliate of the Company that owns, in whole or in part, on behalf of the Company any Properties, Loans or other Permitted Investments. “Listed” or “Listing” shall have the meaning set forth in the Charter. “Loans” means mortgage loans and other types of debt financing investments made by the Company, either directly or indirectly, including through ownership interests in a Joint Venture or partnership, including, without limitation, mezzanine loans, B-notes, bridge loans, convertible mortgages, wraparound mortgage loans, construction mortgage loans, loans on leasehold interests, and participations in such loans. “Market Value” shall have the meaning set forth in Section 8.1.3. “Merger” means any business combination, merger, reorganization or share exchange involving the Company or its subsidiaries into or with another corporation or other legal person (the “Acquiror”) and as a result of such transaction, less than 51% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by those who were Stockholders immediately prior to such transaction (other than the Acquiror or its Affiliates if they owned Shares immediately prior to such transaction). “Merger Consideration Amount” means (i) in the case of a Merger in which the consideration consists solely of cash, the total consideration to be received by holders of Shares outstanding immediately prior to the closing of the Merger, (ii) in the case of a Merger in which the consideration consists of securities traded on a national securities exchange, the product of (x) the number of shares of such securities received by the Stockholders at the closing of the Merger and (y) the market value of such securities, measured by taking the average closing price or the average of the bid and asked price, as the case may be, over a period of 30 consecutive days during which such securities are traded, with such 30-day period ending on the trading day prior to the closing date of the Merger, (iii) in the case of a Merger in which the consideration consist of securities that are not traded on a national securities exchange, the aggregate the fair market value (as of the most recent practicable date) of the securities to be received by the Stockholders as estimated by an independent expert chosen by the Board of Directors, and (iv) in the case of a Merger in which the consideration is some combination of that described above, the sum of clauses (i) through (iii), as applicable. “NASAA Guidelines” means the NASAA Statement of Policy Regarding Real Estate Investment Trusts as in effect on the date hereof. “Net Income” means, for any period, the total revenues applicable to such period, less the total expenses applicable to such period excluding additions to reserves for depreciation, bad debts or other similar non-cash reserves; provided, however, Net Income for purposes of 4 WEST\287276844.2 calculating total allowable Operating Expenses (as defined herein) shall exclude the gain included in the Company’s consolidated accounts arising from the sale of assets. “Offering” means any offering of the Company’s securities that is registered with the SEC, excluding Shares offered under any employee benefit plan. “Operating Cash Flow” means Operating Revenue Cash Flows minus the sum of (i) Operating Expenses, (ii) all principal and interest payments on indebtedness and other sums paid to lenders, (iii) to the extent paid by the Company, the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (iv) taxes, (v) incentive fees paid in compliance with Section IV.F. of the NASAA Guidelines and (vi) Acquisition Fees, Acquisition Expenses, real estate commissions on the resale of real property, and other expenses connected with the acquisition, origination, disposition, and ownership of real estate interests, loans or other property (other than commissions on the sale of assets other than real property), such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property. “Operating Expenses” means all costs and expenses incurred by the Company, as determined under GAAP, that in any way are related to the operation of the Company or to Company business, including fees paid to the Advisor, but excluding (i) the expenses of raising capital to the extent paid by the Company, including Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad loan reserves, (v) incentive fees paid in compliance with Section IV.F. of the NASAA Guidelines and (vi) Acquisition Fees, Acquisition Expenses, real estate commissions on the resale of real property, and other expenses connected with the acquisition, disposition, and ownership of real estate interests, loans or other property (other than commissions on the sale of assets other than real property), such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property. “Operating Revenue Cash Flows” means the Company’s cash flow from ownership and/or operation of (i) Properties, (ii) Loans, (iii) Permitted Investments, (iv) short-term investments, and (v) interests in Properties, Loans and Permitted Investments owned by any Joint Venture or any partnership in which the Company is, directly or indirectly, a co-venturer or partner. “Organization and Offering Expenses” means all expenses incurred by or on behalf of the Company in connection with or preparing the Company for the offering and distributing of its Shares in an Offering, whether incurred before or after the date of this Agreement, which may include but are not limited to, (i) total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys); (ii) placement agent fees and expenses; (iii) legal, accounting, tax planning and escrow costs; (iv) printing, attending, supplementing, mailing and distribution costs; (v) expenses for printing, engraving and mailing; (vi) salaries of employees while engaged in sales activity; (vii) charges of transfer agents, registrars, trustees, escrow 5 WEST\287276844.2 holders, depositaries and experts; and (viii) expenses of obtaining exemption or qualification of the sale of the securities under Federal and state laws, including taxes and fees, accountants’ and attorneys’ fees. “Operating Partnership” means Cottonwood Communities O.P., LP, a Delaware limited partnership formed to own and operate Properties, Loans and other Permitted Investments on behalf of the Company. “Permitted Investments” means all investments (other than Properties and Loans) in which the Company may acquire an interest, either directly or indirectly, including through ownership interests in a Joint Venture or partnership, pursuant to its Charter, Bylaws and the investment objectives and policies adopted by the Board from time to time, other than short-term investments acquired for purposes of cash management. “Person” means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c) (17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government or any agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. “Property” means any real property or properties transferred or conveyed to the Company, either directly or indirectly, including through ownership interests in a Joint Venture or partnership. “Property Manager” means an entity that has been retained to perform and carry out at one or more of the Properties property management services, excluding persons, entities or independent contractors retained or hired to perform facility management or other services or tasks at a particular Property, the costs for which are passed through to and ultimately paid by the tenant at such Property. “Sale” means any transaction or series of related transactions whereby: (A) the Company sells, grants, transfers, conveys, or relinquishes its ownership of any Property, Loan or other Permitted Investment or portion thereof, including the transfer of any Property that is the subject of a ground lease, and including any event with respect to any Property, Loan or other Permitted Investment that gives rise to a significant amount of insurance proceeds or condemnation awards, and including the issuance by one of the Company’s subsidiaries of any asset-backed securities as part of a securitization transaction; (B) the Company sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company in any Joint Venture or partnership in which it is, directly or indirectly, a co-venturer or partner; or (C) any Joint Venture or partnership (in which the Company is, directly or indirectly, a co-venturer or partner) sells, grants, transfers, conveys, or relinquishes its ownership of any Property, Loan or other Permitted Investment or portion thereof, including any event with respect to any Property, Loan or other Permitted Investment that gives rise to insurance claims or condemnation awards, and including the issuance by such Joint Venture or partnership or one of its subsidiaries of any asset-backed securities as part of a securitization transaction. 6 WEST\287276844.2

“SEC” means the United States Securities and Exchange Commission. “Settlement” means the prepayment, maturity, workout or other settlement of any Loan or other Permitted Investment or portion thereof owned, directly or indirectly, by (A) the Company or (B) any Joint Venture or any partnership in which the Company is, directly or indirectly, a partner. “Shares” means shares of common stock of the Company, par value $.01 per share. “Stockholders” means the registered holders of the Shares. “Stockholders’ 6% Return” means, as of any date, an aggregate amount equal to a 6% cumulative, non-compounded, annual return on Invested Capital (calculated like simple interest on a daily basis based on a three hundred sixty-five day year). For purposes of calculating the Stockholders’ 6% Return, Invested Capital shall be determined for each day during the period for which the Stockholders’ 6% Return is being calculated, including a daily adjustment to reflect shares repurchased by the Company (excluding shares issued as stock dividends and subsequently repurchased by the Company), and shall be calculated net of (1) Distributions of Cash from Sales and Settlements and (2) Distributions of Operating Cash Flow to the extent such Distributions of Operating Cash Flow provide a cumulative, non-compounded, annual return in excess of 6%, as such amounts are computed on a daily basis based on a three hundred sixty-five day year. “Stockholders’ 13% Return” means, as of any date, an aggregate amount equal to a 13% cumulative, non-compounded, annual return on Invested Capital (calculated like simple interest on a daily basis based on a three hundred sixty-five day year). For purposes of calculating the Stockholders’ 13% Return, Invested Capital shall be determined for each day during the period for which the Stockholders’ 13% Return is being calculated, including a daily adjustment to reflect shares repurchased by the Company (excluding shares issued as stock dividends and subsequently repurchased by the Company), and shall be calculated net of (1) Distributions of Cash from Sales and Settlements and (2) Distributions of Operating Cash Flow to the extent such Distributions of Operating Cash Flow provide a cumulative, non-compounded, annual return in excess of 13%, as such amounts are computed on a daily basis based on a three hundred sixty- five day year. “Subsidiary” means, with respect to any Person (the “parent”), at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership or limited liability company, more than 50% of the general partnership interests or managing member interests are, as of such date, owned, controlled or held, directly or indirectly, by one or more of the parent and its Subsidiaries. 7 WEST\287276844.2

“Termination Date” means the date of termination of the Agreement determined in accordance with Section 13. “2%/25% Guidelines” shall have the meaning set forth in Section 9.3. 2. Appointment. The Company hereby appoints the Advisor to serve as its advisor and asset manager on the terms and conditions set forth in this Agreement, and the Advisor hereby accepts such appointment. 3. Duties of the Advisor. The Advisor is responsible for managing, operating, directing and supervising the operations and administration of the Company and its assets. The Advisor undertakes to use commercially reasonable efforts to present to the Company potential investment opportunities, to make investment decisions on behalf of the Company subject to the limitations in the Company’s Charter, the direction and oversight of the Board and Section 4.3, and to provide the Company with a continuing and suitable investment program consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board. Subject to the limitations set forth in this Agreement, including Section 4, and the continuing and exclusive authority of the Board over the management of the Company, the Advisor shall, either directly or by engaging an Affiliate or third party, perform the following duties: 3.1 Organizational and Offering Services. The Advisor shall perform all services related to the organization of the Company or any Offering, other than services that (i) are to be performed by the Dealer Manager, (ii) the Company elects to perform directly or (iii) would require the Advisor to register as a broker-dealer with the SEC or any state. 3.2 Acquisition Services. 3.2.1 Serve as the Company’s investment and financial advisor and provide relevant market research and economic and statistical data in connection with the Company’s assets and investment objectives and policies; 3.2.2 Subject to Section 4 and the investment objectives and policies of the Company: (a) locate, analyze and select potential investments; (b) structure and negotiate the terms and conditions of transactions pursuant to which investments in Properties, Loans and other Permitted Investments will be made; (c) acquire, originate and dispose of Properties, Loans and other Permitted Investments on behalf of the Company and its Subsidiaries; (d) arrange for financing and refinancing and make other changes in the asset or capital structure of investments in Properties, Loans and other Permitted Investments of the Company and its Subsidiaries; and (e) enter into leases, service contracts and other agreements for Properties, Loans and other Permitted Investments of the Company and its Subsidiaries; 3.2.3 Perform due diligence on prospective investments and create due diligence reports summarizing the results of such work; 8 WEST\287276844.2

3.2.4 With respect to prospective investments presented to the Board, prepare reports regarding such prospective investments that include recommendations and supporting documentation necessary for the Directors to evaluate the proposed investments; 3.2.5 Obtain reports (which may be prepared by the Advisor or its Affiliates), where appropriate, concerning the value of contemplated investments of the Company and its Subsidiaries; 3.2.6 Deliver to or maintain on behalf of the Company copies of all appraisals obtained in connection with the Company’s and its Subsidiaries’ investments; and 3.2.7 Negotiate and execute approved investments and other transactions, including prepayments, maturities, workouts and other settlements of Loans and other Permitted Investments of the Company and its Subsidiaries. 3.3 Asset Management Services. 3.3.1 Real Estate and Related Services: (a) Investigate, select and, on behalf of the Company, engage and conduct business with (including enter contracts with) such Persons as the Advisor deems necessary to the proper performance of its obligations as set forth in this Agreement, including but not limited to consultants, accountants, lenders, technical advisors, attorneys, brokers, underwriters, corporate fiduciaries, escrow agents, depositaries, custodians, agents for collection, insurers, insurance agents, developers, construction companies, Property Managers and any and all Persons acting in any other capacity deemed by the Advisor necessary or desirable for the performance of any of the foregoing services; (b) Negotiate and service the Company’s and its Subsidiaries’ debt facilities and other financings; (c) Monitor applicable markets and obtain reports (which may be prepared by the Advisor or its Affiliates) where appropriate, concerning the value of investments of the Company and its Subsidiaries; (d) Monitor and evaluate the performance of each asset of the Company and its Subsidiaries and the Company’s and its Subsidiaries’ overall portfolio of assets, provide daily management services to the Company and perform and supervise the various management and operational functions related to the Company’s and its Subsidiaries’ investments; (e) Formulate and oversee the implementation of strategies for the administration, promotion, management, operation, maintenance, improvement, financing and refinancing, marketing, leasing and disposition of Properties, Loans and other Permitted Investments on an overall portfolio basis; (f) Consult with the Company’s officers and the Board and assist the Board in the formulation and implementation of the Company’s financial policies, and, as 9 WEST\287276844.2 necessary with respect to investment and borrowing opportunities presented to the Board, furnish the Board with advice and recommendations with respect to the making of investments consistent with the investment objectives and policies of the Company and in connection with any borrowings proposed to be undertaken by the Company and its Subsidiaries; (g) Aggregate property budgets into the Company’s overall budget; (h) Conduct periodic on-site property visits to some or all (as the Advisor deems reasonably necessary) of the Properties to inspect the physical condition of the Properties; (i) Coordinate and manage relationships between the Company and its Subsidiaries, on the one hand, and any Joint Venture partners on the other; and (j) Consult with the Company’s officers and the Board and provide assistance with the evaluation and approval of potential asset disposition, sale and refinancing opportunities that are presented to the Board. 3.3.2 Accounting and Other Administrative Services: (a) Provide the day-to-day management of the Company and perform and supervise the various administrative functions reasonably necessary for the management of the Company and its Subsidiaries; (b) From time to time, or at any time reasonably requested by the Board, make reports to the Board on the Advisor’s performance of services to the Company and its Subsidiaries under this Agreement; (c) Provide or arrange for any administrative services and items, legal and other services, office space, office furnishings, personnel and other overhead items necessary and incidental to the Company’s and its Subsidiaries’ businesses and operations; (d) Provide financial and operational planning services; (e) Maintain accounting and other record-keeping functions at the Company and investment levels, including information concerning the activities of the Company as shall be required to prepare and to file all periodic financial reports, tax returns and any other information required to be filed with the SEC, the Internal Revenue Service and any other regulatory agency; (f) Maintain and preserve all appropriate books and records of the Company and its Subsidiaries; (g) Provide tax and compliance services and coordinate with appropriate third parties, including the Company’s independent auditors and other consultants, on related tax matters; 10 WEST\287276844.2

(h) Provide the Company and its Subsidiaries with all necessary cash management services; (i) Manage and coordinate with the transfer agent the periodic dividend process and payments to Stockholders; (j) Consult with the Company’s officers and the Board and assist the Board in evaluating and obtaining adequate insurance coverage based upon risk management determinations; (k) Consult with the Company’s officers and the Board relating to the corporate governance structure and appropriate policies and procedures related thereto; (l) Perform all reporting, record keeping, internal controls and similar matters in a manner to allow the Company and its Subsidiaries to comply with applicable law, including federal and state securities laws and the Sarbanes-Oxley Act of 2002, and provide the Company’s officers and the Board with timely updates regarding the Company’s compliance with applicable law; (m) Notify the Board of all proposed material transactions before they are completed and get approval where necessary; and (n) Do all things necessary to assure its ability to render the services described in this Agreement. 3.4 Stockholder Services. 3.4.1 Manage services for and communications with Stockholders and holders of other securities of the Company, including answering phone calls, preparing and sending written and electronic reports and other communications; 3.4.2 Oversee the performance of the transfer agent and registrar; 3.4.3 Establish technology infrastructure to assist in providing Stockholder support and service; and 3.4.4 Consistent with Section 3.1, the Advisor shall perform the various subscription processing services reasonably necessary for the admission of new Stockholders. 3.5 Other Services. Except as provided in Section 7, the Advisor shall perform any other services reasonably requested by the Company (acting through the Conflicts Committee). 4. Authority of Advisor. 4.1 General. Subject to the supervision of the Board, all rights and powers to manage and control the day-to-day business and affairs of the Company and its Subsidiaries shall be vested in the Advisor. The Advisor shall have the power to delegate all or any part of its rights and powers to manage and control the business and affairs of the Company and its Subsidiaries 11 WEST\287276844.2

to such officers, employees, Affiliates, agents and representatives of the Advisor or the Company as it may deem appropriate. Any authority delegated by the Advisor to any other Person shall be subject to the limitations on the rights and powers of the Advisor specifically set forth in this Agreement or the Charter. 4.2 Powers of the Advisor. Subject to the express limitations set forth in this Agreement and the continuing and exclusive authority of the Board over the management of the Company, the power to direct the management, operation and policies of the Company, including making, financing and disposing of investments, shall be vested in the Advisor, which shall have the power by itself and shall be authorized and empowered on behalf and in the name of the Company to carry out any and all of the objectives and purposes of the Company and to perform all acts and enter into and perform all contracts and other undertakings that it may in its sole discretion deem necessary, advisable or incidental thereto to perform its obligations under this Agreement. 4.3 Approval by the Board. Notwithstanding the foregoing, the Advisor may not take any action on behalf of the Company (or its Subsidiaries) without the prior approval of the Board or duly authorized committees thereof if the Charter or Maryland General Corporation Law require the prior approval of the Board (or if the governing documents or governing law applicable to any Subsidiary require the prior approval of the governing body of such Subsidiary). If the Board or a committee of the Board must approve a proposed investment, financing or disposition or chooses to do so, the Advisor will deliver to the Board or committee, as applicable, all documents required by it to evaluate such investment, financing or disposition. 4.4 Modification or Revocation of Authority of Advisor. The Board may, at any time upon the giving of notice to the Advisor, modify or revoke the authority or approvals set forth in Section 3 and this Section 4 hereof; provided, however, that such modification or revocation shall be effective upon receipt by the Advisor and shall not be applicable to investment transactions to which the Advisor has committed the Company or its Subsidiaries prior to the date of receipt by the Advisor of such notification. 5. Bank Accounts. The Advisor may establish and maintain one or more bank accounts in the name of the Company (and its Subsidiaries) and may collect and deposit into any such account or accounts, and disburse from any such account or accounts, any money on behalf of the Company and its Subsidiaries, under such terms and conditions as the Board (or the governing body of such Subsidiary) may approve, provided that no funds shall be commingled with the funds of the Advisor. The Advisor shall from time to time render appropriate accountings of such collections and payments to the Board and the independent auditors of the Company. 6. Records and Financial Statements. The Advisor, in the conduct of its responsibilities to the Company, shall maintain adequate and separate books and records for the Company’s and its Subsidiaries’ operations in accordance with GAAP, which shall be supported by sufficient documentation to ascertain that such books and records are properly and accurately recorded. Such books and records shall be 12 WEST\287276844.2 the property of the Company and its Subsidiaries and shall be available for inspection by the Board and by counsel, auditors and other authorized agents of the Company, at any time or from time to time during normal business hours. Such books and records shall include all information necessary to calculate and audit the fees or reimbursements paid under this Agreement. The Advisor shall utilize procedures to attempt to ensure such control over accounting and financial transactions as is reasonably required to protect the Company’s and its Subsidiaries’ assets from theft, error or fraudulent activity. All financial statements that the Advisor delivers to the Company shall be prepared on an accrual basis in accordance with GAAP, except for special financial reports that by their nature require a deviation from GAAP. The Advisor shall liaise with the Company’s officers and independent auditors and shall provide such officers and auditors with the reports and other information that the Company so requests. 7. Limitation on Activities. Notwithstanding any provision in this Agreement to the contrary, the Advisor shall not take any action that, in its sole judgment made in good faith, would (i) adversely affect the ability of the Company to qualify or continue to qualify as a “real estate investment trust” under Sections 856 through 860 of the Code, (ii) subject the Company to regulation under the Investment Company Act of 1940, as amended, (iii) violate any law, rule, regulation or statement of policy of any governmental body or agency having jurisdiction over the Company, its Shares or its other securities, (iv) require the Advisor to register as a broker-dealer with the SEC or any state, (v) violate the Charter or Bylaws, or (vi) violate the governing documents of any Subsidiary of the Company. In the event an action that would violate (i) through (vi) of the preceding sentence but such action has been ordered by the Board, the Advisor shall notify the Board of the Advisor’s judgment of the potential impact of such action and shall refrain from taking such action until it receives further clarification or instructions from the Board. In such event, the Advisor shall have no liability for acting in accordance with the specific instructions of the Board so given. 8. Fees. 8.1 Contingent Acquisition Fees. 8.1.1 After the Stockholders have received or are deemed to have received Distributions, including with respect to a Listing or a Merger as described in Sections 8.1.3 and 8.1.4 below, in an aggregate amount equal to the sum of (i) the Stockholders’ 6% Return and (ii) Invested Capital, the Company shall pay the Advisor a Contingent Acquisition Fee as follows. With respect to the acquisition or origination of a Property, Loan or other Permitted Investment to be owned by the Company or a Subsidiary, the Contingent Acquisition Fee payable to the Advisor shall equal 1.0% of the sum of the amount actually paid or allocated to fund the acquisition, origination, development, construction or improvement of the Property, Loan or other Permitted Investment, inclusive of the Acquisition Expenses associated with such Property, Loan or other Permitted Investment and the amount of any debt associated with, or used to fund the investment in, such Property, Loan or other Permitted Investment, plus significant (as determined in the sole discretion of the Advisor) capital expenditures related to the development, construction or improvement of such Property, Loan or Permitted Investment. With respect to the acquisition or origination of a Property, Loan or other Permitted Investment 13 WEST\287276844.2 through any Joint Venture or any partnership in which the Company is, directly or indirectly, a partner and which is not deemed a Subsidiary, the Contingent Acquisition Fee payable to the Advisor shall equal 1.0% of the portion that is attributable to the Company’s direct or indirect investment in such Joint Venture or partnership of the amount actually paid or allocated to fund the acquisition, origination, development, construction or improvement of the Property, Loan or other Permitted Investment, inclusive of the Acquisition Expenses associated with such Property, Loan or other Permitted Investment, plus the amount of any debt associated with, or used to fund the investment in, such Property, Loan or other Permitted Investment, plus significant (as determined in the sole discretion of the Advisor) capital expenditures related to the development, construction or improvement of such Property, Loan or Permitted Investment. 8.1.2 After the Stockholders have received or are deemed to have received Distributions, including with respect to a Listing or a Merger as described in Sections 8.1.3 and 8.1.4 below, in an aggregate amount equal to the sum of (i) the Stockholders’ 13% Return and (ii) Invested Capital, the Company shall pay the Advisor a Contingent Acquisition Fee as follows. With respect to the acquisition or origination of a Property, Loan or other Permitted Investment to be owned by the Company or a Subsidiary, the Contingent Acquisition Fee payable to the Advisor shall equal 2.0% of the sum of the amount actually paid or allocated to fund the acquisition, origination, development, construction or improvement of the Property, Loan or other Permitted Investment, inclusive of the Acquisition Expenses associated with such Property, Loan or other Permitted Investment and the amount of any debt associated with, or used to fund the investment in, such Property, Loan or other Permitted Investment, plus significant (as determined in the sole discretion of the Advisor) capital expenditures related to the development, construction or improvement of such Property, Loan or Permitted Investment. With respect to the acquisition or origination of a Property, Loan or other Permitted Investment through any Joint Venture or any partnership in which the Company is, directly or indirectly, a partner and which is not deemed a Subsidiary, the Contingent Acquisition Fee payable to the Advisor shall equal 2.0% of the portion that is attributable to the Company’s direct or indirect investment in such Joint Venture or partnership of the amount actually paid or allocated to fund the acquisition, origination, development, construction or improvement of the Property, Loan or other Permitted Investment, inclusive of the Acquisition Expenses associated with such Property, Loan or other Permitted Investment, plus the amount of any debt associated with, or used to fund the investment in, such Property, Loan or other Permitted Investment, plus significant (as determined in the sole discretion of the Advisor) capital expenditures related to the development, construction or improvement of such Property, Loan or Permitted Investment. 8.1.3 In the event of a Listing, Stockholders will be deemed to have received Distributions sufficient to provide the required return if (i) the market value of the outstanding Shares of the Company, measured by taking the average closing price or the average of the bid and asked price, as the case may be, during a period of 30 trading days commencing after the first day of the 6th month, but no later than the last day of the 18th month following Listing, the commencement date of which shall be chosen by the Advisor in its sole discretion (the “Market Value”), plus the total of all Distributions paid to Stockholders from the Company’s inception until the date that Market Value is determined, exceeds (ii) the sum of (A) Invested Capital and (B) the total Distributions required to be paid to the Stockholders in order to pay the Stockholders’ 6% Return or the Stockholders 13% Return, as applicable, from inception through the date Market Value is determined. 14 WEST\287276844.2

8.1.4 In the event of a Merger, Stockholders will be deemed to have received Distributions sufficient to provide the required return if (i) the Merger Consideration Amount, plus the total of all Distributions paid to Stockholders from the Company’s inception until the date of the closing of the Merger, plus all Distributions declared prior to the Merger but to be paid after the Merger, exceeds (ii) the sum of (A) Invested Capital and (B) the total Distributions required to be paid to the Stockholders in order to pay the Stockholders’ 6% Return or the Stockholders 13% return, as applicable, from inception through the date of the closing of the Merger. 8.1.5 Contingent Acquisition Fees are payable upon satisfying each return threshold with respect to assets in the portfolio at the time the return threshold is satisfied and at the closing of acquisitions following satisfaction of the return threshold. For the avoidance of doubt, in the event of a Merger, the Contingent Acquisition fee will be payable immediately prior to the closing of the Merger if the return threshold would be satisfied upon closing of the Merger. 8.1.6 Upon the termination or non-renewal of this Agreement by the Company prior to August 13, 2028 for any reason other than the Advisor’s fraud, willful misconduct or gross negligence, as determined by a final, non-appealable judgement of a court of competent jurisdiction, the Company shall pay the Advisor a Contingent Acquisition Fee as follows. With respect to the acquisition or origination of a Property, Loan or other Permitted Investment to be owned by the Company or a Subsidiary, the Contingent Acquisition Fee payable to the Advisor shall equal 3.0% of the sum of the amount actually paid or allocated to fund the acquisition, origination, development, construction or improvement of the Property, Loan or other Permitted Investment, inclusive of the Acquisition Expenses associated with such Property, Loan or other Permitted Investment and the amount of any debt associated with, or used to fund the investment in, such Property, Loan or other Permitted Investment, plus significant (as determined in the sole discretion of the Advisor) capital expenditures related to the development, construction or improvement of such Property, Loan or Permitted Investment. With respect to the acquisition or origination of a Property, Loan or other Permitted Investment through any Joint Venture or any partnership in which the Company is, directly or indirectly, a partner and which is not deemed a Subsidiary, the Contingent Acquisition Fee payable to the Advisor shall equal 3.0% of the portion that is attributable to the Company’s direct or indirect investment in such Joint Venture or partnership of the amount actually paid or allocated to fund the acquisition, origination, development, construction or improvement of the Property, Loan or other Permitted Investment, inclusive of the Acquisition Expenses associated with such Property, Loan or other Permitted Investment, plus the amount of any debt associated with, or used to fund the investment in, such Property, Loan or other Permitted Investment, plus significant (as determined in the sole discretion of the Advisor) capital expenditures related to the development, construction or improvement of such Property, Loan or Permitted Investment. Any amounts payable pursuant to this Section 8.1.6 will be reduced by any amounts previously paid to the Advisor under Section 8.1.1 and Section 8.1.2. 8.2 Asset Management Fees. The Company shall pay the Advisor a monthly Asset Management Fee in an amount equal to one-twelfth of 1.25% of the Gross Assets of the Company. The Gross Assets will be determined as of the last day of the prior month. The Asset Management Fee shall be payable monthly on the first business day following the last day of 15 WEST\287276844.2 such month. Notwithstanding the foregoing, the amount of the Asset Management Fee payable monthly shall be reduced by the aggregate amount of the purchase price discount provided to investors purchasing shares through a registered investment advisor as described in the prospectus for the Initial Public Offering during the month. 8.3 Contingent Financing Fees. 8.3.1 After the Stockholders have received or are deemed to have received Distributions, including with respect to a Listing or a Merger as described in Sections 8.3.2 and 8.3.3 below, in an aggregate amount equal to the sum of (i) the Stockholders’ 13% Return and (ii) Invested Capital, the Company shall pay the Advisor a Contingent Financing Fee in an amount equal to 1.0% of the original principal amount of any debt financing obtained or assumed by or for the Company or its Subsidiaries. 8.3.2 In the event of a Listing, Stockholders will be deemed to have received Distributions sufficient to provide the required return if (i) the Market Value of the outstanding Shares of the Company, plus the total of all Distributions paid to Stockholders from the Company’s inception until the date that Market Value is determined, exceeds (ii) the sum of (A) Invested Capital and (B) the total Distributions required to be paid to the Stockholders in order to pay the Stockholders 13% Return, as applicable, from inception through the date Market Value is determined. 8.3.3 In the event of a Merger, Stockholders will be deemed to have received Distributions sufficient to provide the required return if (i) the Merger Consideration Amount, plus the total of all Distributions paid to Stockholders from the Company’s inception until the date of the closing of the Merger, plus all Distributions declared prior to the Merger but to be paid after the Merger, exceeds (ii) the sum of (A) Invested Capital and (B) the total Distributions required to be paid to the Stockholders in order to pay the Stockholders 13% Return from inception through the date of the closing of the Merger. 8.3.4 Contingent Financing Fees are payable upon satisfying the return threshold with respect to any financing obtained or assumed by the Company or its Subsidiaries prior to satisfaction of the return threshold and at the closing of new financing following satisfaction of the return threshold. For the avoidance of doubt, in the event of a Merger, the Contingent Financing fee will be payable immediately prior to the closing of the Merger if the return threshold would be satisfied upon closing of the Merger. 8.3.5 Upon the termination or non-renewal of this Agreement by the Company prior to August 13, 2028 for any reason other than the Advisor’s fraud, willful misconduct or gross negligence, as determined by a final, non-appealable judgement of a court of competent jurisdiction, the Company shall pay the Advisor a Contingent Financing Fee in an amount equal to 1.0% of the original principal amount of any debt financing obtained or assumed by or for the Company or its Subsidiaries. Any amounts payable pursuant to this Section 8.3.5 will be reduced by any amounts previously paid to the Advisor under Section 8.3.1. 16 WEST\287276844.2

9. Expenses. 9.1 General. Subject to Section 9.2, in addition to the compensation paid to the Advisor pursuant to Section 8, the Company shall pay directly or reimburse the Advisor for all of the expenses paid or incurred by the Advisor or its Affiliates on behalf of the Company or in connection with the services provided to the Company pursuant to this Agreement, including, but not limited to the Company’s allocable share of the Advisor’s or its Affiliates’ overhead such as rent, personnel costs, utilities, cybersecurity and IT costs as well as the following: 9.1.1 Acquisition Fees and Acquisition Expenses incurred in connection with the selection and acquisition of Properties, Loans and other Permitted Investments and Joint Venture opportunities, including such expenses incurred related to assets pursued or considered but not ultimately acquired by the Company or any of its Subsidiaries, provided that, notwithstanding anything herein to the contrary, the payment of Acquisition Fees and Acquisition Expenses by the Company shall be subject to the limitations contained in the Charter; 9.1.2 The actual out-of-pocket cost of goods and services used by the Company and its Subsidiaries and obtained from entities not Affiliated with the Advisor, including travel, meals and lodging expenses incurred by the Advisor in performing duties associated with the acquisition or origination of Properties, Loans or other Permitted Investments; 9.1.3 Interest and other costs for borrowed money, including discounts, points and other similar fees; 9.1.4 Taxes and assessments on income or Properties, taxes as an expense of doing business and any other taxes otherwise imposed on the Company and its Subsidiaries and their business, assets or income; 9.1.5 Out-of-pocket costs associated with insurance required in connection with the business of the Company or by its officers and Directors or by its Subsidiaries; 9.1.6 Expenses of managing, improving, developing, operating and selling Properties, Loans and other Permitted Investments owned, directly or indirectly, by the Company, as well as expenses of other transactions relating to such Properties, Loans and other Permitted Investments, including but not limited to prepayments, maturities, workouts and other settlements of Loans and other Permitted Investments; 9.1.7 All out-of-pocket expenses in connection with payments to the Board and meetings of the Board and Stockholders; 9.1.8 Subject to the approval of the Board, costs associated with the Advisor’s provision of services to the Company that would otherwise be provided by a third party, including, without limitation, Development Fees or Construction Fees in connection with the acquisition or development of Properties, Loans, Permitted Investments and Joint Venture opportunities; 17 WEST\287276844.2

9.1.9 Personnel and related employment costs incurred by the Advisor or its Affiliates in performing the services described in Section 3 hereof; 9.1.10 Out-of-pocket expenses of providing services for and maintaining communications with Stockholders, including the cost of preparation, printing, and mailing annual reports and other Stockholder reports, proxy statements and other reports required by governmental entities; 9.1.11 Audit, accounting and legal fees, and other fees for professional services relating to the operations of the Company and its Subsidiaries and all such fees incurred at the request, or on behalf of, the Board, the Conflicts Committee or any other committee of the Board; 9.1.12 Out-of-pocket costs for the Company and its Subsidiaries to comply with all applicable laws, regulations and ordinances; 9.1.13 Expenses connected with payments of Distributions made or caused to be made by the Company to the Stockholders or to holders of other securities of the Company; 9.1.14 Expenses of organizing, redomesticating, merging, liquidating or dissolving the Company or of amending the Charter or the Bylaws; and 9.1.15 All other out-of-pocket costs incurred by the Advisor in performing its duties hereunder. 9.2 Advisor Expenses. Notwithstanding the foregoing, the Advisor shall be responsible for the expenses related to any and all personnel of the Advisor who provide investment advisory services to the Company pursuant to this Agreement or serve as an executive officer of the Company, including, without limitation, salaries, bonus and other wages, payroll taxes, and the cost of employee benefit plans of such personnel, and costs of insurance with respect to such personnel. 9.3 Limitation on Reimbursements. Commencing upon the earlier to occur of four full fiscal quarters after (i) the Company’s acquisition of its first asset or, (ii) six months after the commencement of the Initial Public Offering, the following limitation on Operating Expenses shall apply: The Company shall not reimburse the Advisor at the end of any fiscal quarter for Operating Expenses that in the four consecutive fiscal quarters then ended (the “Expense Year”) exceed (the “Excess Amount”) the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year unless the Conflicts Committee determines that such excess was justified, based on unusual and nonrecurring factors that the Conflicts Committee deems sufficient. If the Conflicts Committee does not approve such excess as being so justified, any Excess Amount paid to the Advisor during a fiscal quarter shall be repaid to the Company. If the Conflicts Committee determines such excess was justified, then, within 60 days after the end of any fiscal quarter of the Company for which total reimbursed Operating Expenses for the Expense Year exceed the 2%/25% Guidelines, the Advisor, at the direction of the Conflicts Committee, shall cause such fact to be disclosed to the Stockholders in writing (or the Company shall disclose such fact to the Stockholders in the next quarterly report of the Company or by filing a Current Report on Form 8-K with the SEC within 60 days of such 18 WEST\287276844.2 quarter end), together with an explanation of the factors the Conflicts Committee considered in determining that such excess expenses were justified. The Company will ensure that such determination will be reflected in the minutes of the meetings of the Board. 10. Voting Agreement. The Advisor agrees that, with respect to any Shares now or hereinafter owned by it, the Advisor will not vote or consent on matters submitted to the stockholders of the Company regarding (i) the removal of the Advisor or any Affiliate of the Advisor or (ii) any transaction between the Company or its Subsidiaries and the Advisor or any of its Affiliates. This voting restriction shall survive until such time that the Advisor is both no longer serving as such and is no longer an Affiliate of the Company. 11. Relationship of Advisor and Company; Other Activities of the Advisor. 11.1 Relationship. The Company and the Advisor are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners or joint venturers. Nothing herein contained shall prevent the Advisor from engaging in other activities, including, without limitation, the rendering of advice to other Persons (including other real estate investment trusts) and the management of other programs advised, sponsored or organized by the Advisor or its Affiliates. Nor shall this Agreement limit or restrict the right of any manager, director, officer, employee or equity holder of the Advisor or its Affiliates to engage in any other business or to render services of any kind to any other Person. The Advisor may, with respect to any investment in which the Company is a participant, also render advice and service to each and every other participant therein. The Advisor shall promptly disclose to the Board the existence of any condition or circumstance, existing or anticipated, of which it has knowledge, that creates or could create a conflict of interest between the Advisor’s obligations to the Company and its obligations to or its interest in any other Person. 11.2 Time Commitment. The Advisor shall, and shall cause its Affiliates and their respective employees, officers and agents to, devote to the Company such time as shall be reasonably necessary to conduct the business and affairs of the Company in an appropriate manner consistent with the terms of this Agreement. The Company acknowledges that the Advisor and its Affiliates and their respective employees, officers and agents may also engage in activities unrelated to the Company and may provide services to Persons other than the Company or any of its Affiliates. 11.3 Investment Opportunities and Allocation. The Advisor shall be required to use commercially reasonable efforts to present a continuing and suitable investment program to the Company that is consistent with the investment policies and objectives of the Company as described in the most recent prospectus for any Offering of the Company (and subject to any limitations described in such prospectus), but neither the Advisor nor any Affiliate of the Advisor shall be obligated generally to present any particular investment opportunity to the Company even if the opportunity is of character that, if presented to the Company, could be taken by the Company. 19 WEST\287276844.2

12. The Cottonwood Communities Name. The Advisor and its Affiliates have a proprietary interest in the name “COTTONWOOD.” The Advisor hereby grants to the Company a non-transferable, non- assignable, non-exclusive royalty-free right and license to use the name “COTTONWOOD” during the term of this Agreement. Accordingly, and in recognition of this right, if at any time the Company ceases to retain the Advisor or one of its Affiliates to perform advisory services for the Company, the Company will, promptly after receipt of written request from the Advisor, cease to conduct business under or use the name “COTTONWOOD” or any derivative thereof and the Company shall change its name and the names of any of its subsidiaries to a name that does not contain the name “COTTONWOOD” or any other word or words that might, in the reasonable discretion of the Advisor, be susceptible of indication of some form of relationship between the Company and the Advisor or any of its Affiliates. At such time, the Company will also make any changes to any trademarks, servicemarks or other marks necessary to remove any references to the word “COTTONWOOD.” Consistent with the foregoing, it is specifically recognized that the Advisor or one or more of its Affiliates may in the future organize, sponsor or otherwise permit to exist other investment vehicles (including vehicles for investment in real estate) and financial and service organizations having “COTTONWOOD” as a part of their name, all without the need for any consent (and without the right to object thereto) by the Company. 13. Term and Termination of the Agreement. 13.1 Term. Subject to Section 4.2 hereof, this Agreement shall continue in full force until August 13, 2020. Thereafter, this Agreement may be renewed for an unlimited number of successive one-year terms upon mutual consent of the parties. The Company (acting through the Conflicts Committee) will evaluate the performance of the Advisor annually before renewing this Agreement, and each such renewal shall be for a term of no more than one year. Any such renewal must be approved by the Conflicts Committee. 13.2 Termination by Either Party. This Agreement may be terminated upon 60 days written notice without cause or penalty by either the Company (acting through the Conflicts Committee) or the Advisor. The provisions of Sections 1, 4, 10, 12, 13, 15 and 16 shall survive termination of this Agreement. 13.3 Payments on Termination. Payments to the Advisor pursuant to this Section 13.3 shall be subject to the 2%/25% Guidelines to the extent applicable. After the Termination Date, the Advisor shall not be entitled to compensation for further services hereunder except it shall be entitled to receive from the Company within 30 days after the effective date of such termination all unpaid reimbursements of expenses and all earned but unpaid fees payable to the Advisor prior to termination of this Agreement, including the Contingent Acquisition Fees and the Contingent Financing Fees to the extent payable. 13.4 Duties of Advisor Upon Termination. The Advisor shall promptly upon termination: 20 WEST\287276844.2

13.4.1 pay over to the Company all money collected pursuant to this Agreement, if any, after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled; 13.4.2 deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board; 13.4.3 deliver to the Board all assets and documents of the Company then in the custody of the Advisor; and 13.4.4 cooperate with the Company to provide an orderly transition of advisory functions. 14. Assignment. This Agreement may be assigned by the Advisor to an Affiliate with the consent of the Conflicts Committee. The Advisor may assign any rights to receive fees or other payments under this Agreement without obtaining the approval of the Board. This Agreement shall not be assigned by the Company without the consent of the Advisor, except in the case of an assignment by the Company to a corporation or other organization that is a successor to all of the assets, rights and obligations of the Company, in which case such successor organization shall be bound hereunder and by the terms of said assignment in the same manner as the Company is bound by this Agreement. 15. Indemnification and Limitation of Liability. 15.1 Indemnification. Except as prohibited by the restrictions provided in this Section 15.1, Section 15.2 and Section 15.3, the Company shall indemnify, defend and hold harmless the Advisor and its Affiliates, including their respective officers, directors, equity holders, partners and employees, from all liability, claims, damages or losses arising in the performance of their duties hereunder, and related expenses, including reasonable attorneys’ fees, to the extent such liability, claims, damages or losses and related expenses are not fully reimbursed by insurance. Any indemnification of the Advisor may be made only out of the net assets of the Company and not from Stockholders. Notwithstanding the foregoing, the Company shall not indemnify the Advisor or its Affiliates for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws. 21 WEST\287276844.2

15.2 Limitation on Indemnification. Notwithstanding the foregoing, the Company shall not provide for indemnification of the Advisor or its Affiliates for any liability or loss suffered by any of them, nor shall any of them be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met: 15.2.1 The Advisor or its Affiliates have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company. 15.2.2 The Advisor or its Affiliates were acting on behalf of or performing services for the Company. 15.2.3 Such liability or loss was not the result of negligence or misconduct by the Advisor or its Affiliates. 15.3 Limitation on Payment of Expenses. The Company shall pay or reimburse reasonable legal expenses and other costs incurred by the Advisor or its Affiliates in advance of the final disposition of a proceeding only if (in addition to the procedures required by the Maryland General Corporation Law, as amended from time to time) all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (b) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) the Advisor or its Affiliates undertake to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the particular indemnitee is not entitled to indemnification. 16. Miscellaneous. 16.1 Notices. Any notice, report or other communication required or permitted to be given hereunder shall be in writing unless some other method of giving such notice, report or other communication is required by the Charter, the Bylaws or is accepted by the party to whom it is given, and shall be given by being delivered by hand or by overnight mail or other overnight delivery service to the addresses set forth herein: To the Company or the Board: Cottonwood Communities, Inc. 6340 South 3000 East, Suite 500 Salt Lake City, Utah 84121 To the Advisor: CC Advisors III, LLC 6340 South 3000 East, Suite 500 Salt Lake City, Utah 84121 22 WEST\287276844.2

Either party may at any time give notice in writing to the other party of a change in its address for the purposes of this Section 16.1. 16.2 Modification. This Agreement shall not be changed, modified, terminated or discharged, in whole or in part, except by an instrument in writing signed by both parties hereto, or their respective successors or permitted assigns. 16.3 Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. 16.4 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah without regard to any choice of law rules. Any action relating to or arising out of this Agreement shall be brought only in a court of competent jurisdiction located in Salt Lake City, Utah. 16.5 Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing. 16.6 Waiver. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver. 16.7 Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires. 16.8 Titles Not to Affect Interpretation. The titles of Articles and Sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof. 16.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. 23 WEST\287276844.2

16.10 Binding Effect. This Agreement shall be binding and inure to the benefit of the parties and their respective successors and assigns. [Signatures on following page.] 24 WEST\287276844.2

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written. REIT: Cottonwood Communities, Inc., a Maryland corporation By: Gregg Christensen, Chief Legal Officer OPERATING PARTNERSHIP: COTTONWOOD COMMUNITIES O.P., LP, a Delaware limited partnership By: Cottonwood Communities, Inc., a Maryland corporation, its general partner By: Gregg Christensen, Chief Legal Officer CC ADVISORS III: CC ADVISORS III, LLC, a Delaware limited liability company By: Cottonwood Communities Advisors, LLC, a Delaware limited liability, its sole member By: Cottonwood Capital Management, Inc., a Maryland corporation, its manager By: Gregg Christensen, Chief Legal Officer WEST\287276844.2